UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023 (June 19, 2023)

PIMCO Capital Solutions BDC Corp.

(Exact name of registrant as specified in charter)

Delaware	814-01549	87-4705230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Newport Center Drive Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 720-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.

On June 19, 2023, Amber CS LLC (the “Subsidiary”), as borrower and portfolio asset servicer, a wholly-owned financing subsidiary of PIMCO Capital Solutions BDC Corp. (the “Company”), Topaz CS LLC, as equity holder of Subsidiary, and Opal CS LLC and Quartz CS LLC, as Subsidiary guarantors, entered into a loan servicing agreement (the “Credit Facility”) with Massachusetts Mutual Life Insurance Company, as initial lender, administrative agent, facility servicer, and collateral custodian, and MassMutual Ascend Life Insurance Company, as initial lender. The Credit Facility provides for secured borrowings during the revolving period of up to a principal amount of $150 million in accordance with the terms of the Credit Facility.

The Credit Facility has a scheduled maturity date of June 19, 2032. Borrowings under the Credit Facility bear interest initially at the annual rate of three month term SOFR. The spread is 2.85% for Term SOFR advances. The Subsidiary’s obligations under the Credit Facility are secured by a first priority security interest in substantially all of the assets of the Subsidiary, including its portfolio of investments and Topaz CS LLC’s equity interest in the Subsidiary.

As part of the Credit Facility, the Subsidiary is subject to limitations as to how borrowed funds may be used and the types of loans that are eligible to be acquired by Subsidiary. Named parties to the Credit Facility have made certain customary representations, warranties and covenants, including the usual and customary events of defaults for credit facilities of this nature.

The information set forth above with respect to the Credit Facility does not purport to be complete in scope and is qualified in its entirety by the full text of the Credit Facility, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Loan and Servicing Agreement among Topaz CS LLC, as Holdings, Amber CS LLC, as the Borrower, Opal CS LLC, Quartz CS LLC, and the other Subsidiary Guarantors from time to time party hereto, as the Subsidiary Guarantors, Massachusetts Mutual Life Insurance Company and MassMutual Ascend Life Insurance Company, each as an Initial Lender, the other Lenders from time to time party hereto, Massachusetts Mutual Life Insurance Company, as the Administrative Agent, Amber CS LLC, as the Portfolio Asset Servicer, Massachusetts Mutual Life Insurance Company, as the Facility Servicer, and Massachusetts Mutual Life Insurance Company as the Collateral Custodian, dated as of June 19, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO Capital Solutions BDC Corp. (Registrant)

Date: June 22, 2023	By:	/s/ John Lane
Name: John Lane
Title: President